UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2023
OPKO Health, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33528	75-2402409
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Blvd.	Miami,	Florida	33137
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (305) 575-4100

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OPK	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On February 27, 2018, OPKO Health, Inc. (the “Company”), issued a series of 5% Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of $55 million, as previously reported on Form 8-K, filed with the Securities and Exchange Commission on March 1, 2018. The Notes were set to mature five (5) years from the date of issuance. Each holder of a Note had the option, from time to time, to convert all or any portion of the outstanding principal balance of such Note, together with accrued and unpaid interest thereon, into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a conversion price of $5.00 per share of Common Stock (the “Shares”).
On or about February 10, 2023, the Company amended the Notes to extend the maturity to January 31, 2025, and to reset the conversion price to the 10 day volume weighted average price immediately preceding the date of the amended note, plus a 25% conversion premium, or $1.66. In addition, under the terms of the Note, interest will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance, until the principal and accrued and unpaid interest, are paid in full. The remaining provisions of the Note are unchanged.
The issuance of the Notes and the issuance of Shares, if any, upon conversion thereof was not, and will not be, respectively, registered under the Securities Act of 1933, as amended, pursuant to the exemption provided by Section 4(a)(2) thereof, and the Company has not agreed to register the Shares if or when such Shares are issued.
The foregoing description of the Notes is only a summary and is qualified in its entirety by reference to the form of Note, a copy of which will be filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2022.

ITEM 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

ITEM 3.02.	Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPKO Health, Inc.

	By:	/s/ Steven D. Rubin
Date: February 10, 2023	Name:	Steven D. Rubin
	Title:	Exec. Vice President - Administration